SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)    JULY 30, 1996
                                                    -------------

                      MAGICWORKS ENTERTAINMENT INCORPORATED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


          2-96614-D                                  87-0425513
   ------------------------              ---------------------------------
   (Commission File Number)              (IRS Employer Identification No.)


                        930 WASHINGTON AVENUE, 5TH FLOOR
                           MIAMI BEACH, FLORIDA                  33139
               ----------------------------------------------------------
               (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code   (305) 532-1566
                                                     --------------

                             SHADOW WOOD CORPORATION
              1258 EAST MALVERN AVENUE, SALT LAKE CITY, UTAH 84106
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEMS 1 AND 2. CHANGES IN CONTROL OF THE REGISTRANT AND ACQUISITION OR
               DISPOSITION OF ASSETS.

         On July 30, 1996, Shadow Wood Corporation, a Delaware corporation now known as Magicworks Entertainment Incorporated (the "Registrant"), merged (the "Merger") with Magicworks Entertainment Incorporated, a privately-held Florida corporation (the "Acquiree"). The Registrant was the survivor of the Merger. The Merger was consummated pursuant to the terms of an Agreement and Plan of Merger, dated as of July 24, 1996 (the "Merger Agreement"), by and among the Registrant, the Acquiree, and Robert L. Wright and Mark Archibald. Pursuant to the Merger, the Registrant issued one share of its common stock, $.001 par value per share ("Common Stock"), in exchange for each share of common stock of the Acquiree outstanding immediately prior to the Merger (the "Exchange Ratio"). In connection with the Merger, the directors of the Acquiree were appointed to serve as members of the Board of Directors of the Registrant in place of its former directors, Robert L. Wright and Mark Archibald, each of whom resigned upon consummation of the Merger. In addition, Messrs. Wright and Archibald resigned as the officers of the Registrant and the officers of the Acquiree were appointed officers of the Registrant. As a result of the foregoing, the Board of Directors and officers of the Registrant now consist of the following persons:

NAME                       POSITION
- - ----                       --------

Brad Krassner              Co-Chairman of the Board of Directors
                           and Chief Executive Officer

Joe Marsh                  Co-Chairman of the Board of Directors

Lee Marshall               President, Chief Operating Officer and
                           Director

Steven Chaby               Chief Financial Officer and Treasurer

Larry Turk                 Secretary

H. Yale Gutnick            Director

         The Merger resulted in a change in control of the Registrant. The 21,489,120 shares of Common Stock issued to the shareholders of the Acquiree at the time of the Merger represent approximately 87% of the Common Stock outstanding subsequent to the Merger.

Immediately prior to and in anticipation of the Merger, the Registrant effectuated a 12.5 to 1 reverse stock split of its then outstanding Common Stock thereby reducing the outstanding number of shares of Common Stock to 311,180 (the "Reverse Stock Split").

         Those persons who currently own five percent or more of the outstanding shares of Common Stock are as follows:

                                                              % OF OUTSTANDING
NAME              NO. OF SHARES     POSITION                       SHARES (1)
- - ----              -------------     --------                       ----------

Brad Krassner     3,080,879         Co-Chairman of the               14.1%
                                    Board of Directors and
                                    Chief Executive Officer

Joe Marsh         8,384,653         Co-Chairman of the               38.5%
                                    Board of Directors

Lee Marshall      3,403,070         President, Chief                 15.6%
                                    Operating Officer,
                                    Director

Glen Bechdel      3,196,941         None                             14.7%

- - --------------------------------------------------------------------------------
(1)     Based on a total of 21,800,300 shares of Common Stock outstanding following the transactions described in Item 5, below.


         As a result of the Merger, the Registrant, as the survivor of the Merger, acquired all of the assets (consisting mainly of cash and contract rights) and liabilities of the Acquiree.

         The Exchange Ratio, and the other conditions precedent to the Merger, including the effectuation of the Reverse Stock Split, were determined in arm's-length negotiations between the Registrant and the Acquiree. None of the Acquiree's officers, directors or shareholders were affiliates of the Registrant prior to the Merger. The principal basis used to determine the number of shares of Common Stock to be issued by the Registrant to the shareholders of the Acquiree in the Merger was the percentage of the Registrant's outstanding Common Stock to be owned by the former shareholders of the Acquiree subsequent to the Merger, rather than any traditional valuation formula.

ITEM 5.  OTHER EVENTS.

         In accordance with a Plan and Articles of Merger pursuant to which the Merger was effectuated (a copy of which is being filed herewith as Exhibit 2.2), the Registrant amended its Articles of Incorporation to: (i) change its corporate name to Magicworks Entertainment Incorporated, (ii) increase the number of authorized shares of Common Stock to 50,000,000, and (iii) authorize 5,000,000 shares of preferred stock, $.001 par value, to be issued in such series and with such rights, preferences and designations as determined by the Registrant's Board of Directors.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)    Financial statements

                It is currently impracticable to provide the financial statements required pursuant to Rule 3.05(b) of Regulation S-X prior to the due date of this Report. This Report will be amended within 60 days of the date this Report is filed to include such financial statements.

         (b)    Pro forma financial information.

                It is currently impracticable to provide the pro forma financial information required pursuant to Article 11 of Regulation S-X prior to the due date of this Report. This Report will be amended within 60 days of the date this Report is filed to include such pro forma financial information.

         (c)    Exhibits.

         2.1 Agreement and Plan of Merger, dated as of July 24, 1996 by and among the Registrant, the Acquiree, Robert L. Wright and Mark Archibald

         2.2 Plan and Articles of Merger of Magicworks Entertainment Incorporated, a Florida corporation, with and into the Registrant (f/k/a Shadow Wood Corporation) as filed with the Secretaries of State of the States of Florida and Delaware.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MAGICWORKS ENTERTAINMENT
                                    INCORPORATED (f/k/a SHADOW WOOD
                                    CORPORATION)

Dated:  August 14, 1996              By: /s/ BRAD KRASSNER
                                        -----------------
                                        Brad Krassner, Co-Chairman of the
                                        Board of Directors and Chief
                                        Executive Officer